UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2022

Kala Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38150	27-0604595
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1167 Massachusetts Avenue

Arlington, MA 02476

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (781) 996-5252

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	KALA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 3.03. Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 of this report is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 19, 2022, Kala Pharmaceuticals, Inc. (the “Company”) filed a Certificate of Amendment of Restated Certificate of Incorporation (the “Certificate of Amendment”) with the Secretary of State of Delaware to effect a 1-for-50 reverse stock split of the shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), either issued and outstanding or held by the Company as treasury stock, effective as of 4:05 p.m. (Delaware time) on October 20, 2022 (the “Reverse Stock Split”). As reported below under Item 5.07 of this report, the Company held a special meeting of stockholders on October 19, 2022 (the “Special Meeting”), at which meeting the Company’s stockholders approved the amendment to the Company’s Restated Certificate of Incorporation (the “Certificate of Incorporation”) to effect a reverse stock split of the Company’s common stock at a ratio in the range of 1-for-2 to 1-for-75, with such ratio to be determined by the Company’s Board of Directors (the “Board”) and included in a public announcement. Following the Special Meeting, the Board determined to effect the Reverse Stock Split at a ratio of 1-for-50 and approved the corresponding final form of the Certificate of Amendment.

As a result of the Reverse Stock Split, every 50 shares of issued and outstanding Common Stock will be automatically combined into one issued and outstanding share of Common Stock, without any change in the par value per share. No fractional shares will be issued as a result of the Reverse Stock Split. Any fractional shares that would otherwise have resulted from the Reverse Stock Split will be rounded up to the next whole number. The Reverse Stock Split will reduce the number of shares of Common Stock outstanding from 73,208,140 shares to approximately 1,464,163 shares, subject to adjustment for the rounding up of fractional shares. The number of authorized shares of Common Stock under the Certificate of Incorporation will remain unchanged at 120,000,000 shares.

Proportionate adjustments will be made to the per share exercise price and the number of shares of Common Stock that may be purchased upon exercise of outstanding stock options granted by the Company. The number of shares reserved for issuance under the Company’s 2017 Equity Incentive Plan and the Amended and Restated 2017 Employee Stock Purchase Plan will be proportionately reduced in accordance with the terms of such plans.

The Common Stock will begin trading on a reverse stock split-adjusted basis on The Nasdaq Global Select Market on October 21, 2022. The trading symbol for the Common Stock will remain “KALA.” The new CUSIP number for the Common Stock following the Reverse Stock Split is 483119202.

For more information about the Reverse Stock Split, see the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on September 9, 2022 (the “Proxy Statement”), the relevant portions of which are incorporated herein by reference. The information set forth herein is qualified in its entirety by reference to the complete text of the Certificate of Amendment, a copy of which is filed with this report as Exhibit 3.1.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Special Meeting was held on October 19, 2022. As of the close of business on August 31, 2022, the record date for the Special Meeting, there were 73,208,140 shares of Common Stock and 73,208.14 shares of shares of our Series D Preferred Stock, par value $0.001 (“Series D Preferred Stock”) outstanding and entitled to vote on the proposals described below. The matters described below were submitted to a vote of the holders of the Company’s Common Stock and Series D Preferred Stock, voting together as a single class, at the Special Meeting. Each proposal is described in detail in the Proxy Statement.

At the Special Meeting, the proposals set forth below were submitted to a vote of the Company’s stockholders. The final voting results are as follows:

1.	To approve an amendment to our restated certificate of incorporation to effect, at the discretion of our Board but prior to the one-year anniversary of the date on which the reverse stock split is approved by the Company’s stockholders at the Special Meeting, a reverse stock split of all of the outstanding shares of our Common Stock at a ratio in the range of 1-for-2 to 1-for-75, with such ratio to be determined by the Board in its discretion and included in a public announcement (the “Reverse Stock Split Proposal”).

For	Against	Abstain
31,503,062,511	5,790,373,290	878,793,908

2.

To approve a proposal to adjourn the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Reverse Stock Split Proposal.

For	Against	Abstain
31,019,066,990	6,219,004,531	934,158,188

For more information about the foregoing proposals, see the Proxy Statement, the relevant portions of which are incorporated herein by reference. The results reported above are final voting results. No other matters were considered or voted upon at the meeting.

Item 7.01. Regulation FD Disclosure.

On October 20, 2022, the Company issued a press release announcing the Reverse Stock Split. A copy of that press release is furnished as Exhibit 99.1 to this Current Report and incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by reference in such a filing. Furthermore, the furnishing of information under Item 7.01 of this Current Report on Form 8-K is not intended to constitute a determination by the Company that the information contained herein, including the exhibits hereto, is material or that the dissemination of such information is required by Regulation FD.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment of Restated Certificate of Incorporation of Kala Pharmaceuticals, Inc.
99.1	Press Release, issued October 20, 2022 (furnished pursuant to Item 7.01)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 20, 2022	KALA PHARMACEUTICALS, INC.

	By:	/s/ Mary Reumuth
Name: Mary Reumuth
Title: Chief Financial Officer